DEFERRED INCOME TAXES	12 Months Ended
Dec. 31, 2020
Deferred Income Taxes and Other Assets [Abstract]
DEFERRED INCOME TAXES [Text Block]

12.        DEFERRED INCOME TAXES

On November 30, 2012, the Company changed its residency address from the USA to the British Virgin Islands("BVI").  The Company has no presence/nexus within the United States of America, nor any of its States and therefore is not required to file Income/Franchise, etc. tax returns in the United States of America, nor any of its States.  Therefore, no US Tax provision is required with this filing, based upon Management representations, as described. The Company is not subject to any corporate income tax in the BVI.  In Ghana, the Company is subject to a 35% income tax rate.

	2020	2019	2018
Pre tax income	$2,155,241	$2,247,957	$1,306,183

Tax at the BVI rate 0%	—	—	—
Tax in Ghana at 35%	446,612	442,229	734,300
Reversal of temporary differences	(151,620)	(442,229)	(734,300)
Income tax	$294,992	$—	$—

The Company does not have any deferred tax assets or deferred tax liabilities available for use at December 31, 2020. The Company's effective income tax rate is lower than what would be expected if the Ghana statutory rate were applied to income before income taxes primarily because of certain operating loss carryforwards offsetting taxable income.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The major temporary differences that gave rise to the deferred tax assets and liabilities are as follows: net operating losses carryforwards, and tax credits carryforwards. The deferred tax assets were fully used to shelter income tax in 2018 and 2019.